UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

ROOT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

(866) 980-9431

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06	Material Impairments.

The disclosures included in Item 8.01 below with respect to the expected write off of a prepaid expense are incorporated by reference in their entirety into this Item 2.06.

Item 8.01	Other Events.

The Audit, Risk and Finance Committee (the “Audit Committee”) of the board of directors (the “Board”) of Root, Inc. (the “Company”) has engaged outside counsel to conduct an internal investigation with respect to a series of marketing services transactions that a former senior marketing employee entered into in 2022. This internal investigation is ongoing, but the preliminary results indicate that, with respect to one vendor, these transactions involve payments from the Company of at least $9.5 million, which the Company now believes was subsequently transferred at such former employee’s direction and without prior disclosure to Company senior management, from that vendor to entities in which the former employee had an interest. Of the $9.5 million, $0.4 million has already been reflected as expense in the Company’s financial results for the nine months ended September 30, 2022, and $9.1 million had been recognized as a prepaid expense within other assets in the Company’s condensed consolidated balance sheet as of September 30, 2022. The Company expects to write off the full $9.1 million that had been recognized as prepaid expense within other assets in our condensed consolidated balance sheet as of September 30, 2022. In addition, with respect to the vendor referred to above, and with respect to other vendors, the investigation continues and may result in the discovery of further fraudulent and/or inappropriate transactions, including transactions that may have caused the Company to make payments for marketing services that were not provided or not fully provided and are not expected to be fully provided. The amounts referred to herein are estimates and may, following completion of the investigation and review of the Company’s financial results by the Company, materially change.

The Company will pursue recovery of these funds through all legally available means and cooperate with law enforcement as appropriate.

With respect to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on February 23, 2022, the Company does not expect these inappropriate expenditures to affect the Company’s financial results as reported therein, as of the date of this Current Report on Form 8-K and subject to completion of the internal investigation.

The Company has voluntarily notified the United States Department of Justice (the “DOJ”) and United States Securities and Exchange Commission (the “SEC”), as well as certain state regulators, and intends to cooperate fully with these agencies. At this time, the Company is not able to predict what, if any, action may be taken by the DOJ, SEC or any governmental authority in connection with the investigation or the effect of the matter on the Company’s results of operations, cash flows or financial position.

Forward Looking Statements

This Current Report on Form 8-K and any oral related statements made by representatives of Root may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may relate to, among other things, expectations, estimates and projections concerning the internal investigation and other matters discussed herein, future operations, strategies, plans, financial results or other developments, and are subject to assumptions, risks and uncertainties. Statements such as “expect”, “anticipate”, “believe”, “intend”, “goal”, “objective”, “target”, “position”, “possibility,” “potential”, “will”, “may”, “would”, “should”, “can”, “estimate”, “projects”, “outlook” or similar words, as well as specific projections of future events or results qualify as forward-looking statements. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Factors that may cause our actual decisions or results to differ materially from those contemplated by these forward-looking statements include, but are not limited to: potential consequences of the internal investigation and the matters being investigated; the possibility that the SEC, DOJ and/or other domestic and international governmental authorities or regulators may commence investigations into the facts underlying our internal investigation; the consequences of any such government investigations, including the imposition of civil or criminal penalties; the risk that we may later identify other fraudulent or inappropriate behaviors conducted by this former employee and the potential risks to the Company’s business that flow from those unknown behaviors; the risk that we may become subject to shareholder lawsuits, the defense of which may be costly; potential reputational harm resulting from the facts underlying the internal investigation; the possibility that executives or other employees may resign or be terminated; the possibility that contractual counterparties or potential contractual counterparties may cease business with us or opt not to enter into agreements with us; our ability to recover any misappropriated funds; the impact of the investigation on historical financial statements or any potential obligation to restate prior financial statements or file amended reports with the SEC; the effect of the internal investigation on our conclusions regarding the effectiveness of our internal control over financial reporting and our disclosure controls and procedures and on our ability to timely file the reports we are required to file with the SEC; the risk of any or all of these potential impacts on our ability to maintain compliance with our credit agreement; and the factors that can be found in the Company’s Form 10-K and Forms 10-Q filed with the SEC. Forward-looking statements speak only as of the date the statement was made and the Company undertakes no obligation to update such forward-looking statements. There can be no assurance that other factors not currently disclosed or anticipated by the Company will not materially adversely affect our results of operations or plans. Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: December 30, 2022

	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director